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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of the First Amendment and Restatement of Alliant Techsystems Inc. 2000 Stock Incentive Plan on Form S-8 of our report dated May 9, 2001, appearing in the Annual Report on Form 10-K of Alliant Techsystems Inc. for the year ended March 31, 2001.

                      /s/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
June 29, 2001

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INDEPENDENT AUDITORS' CONSENT